SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): August 12, 2004 (August 9, 2004)

Bakers Footwear Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Missouri	000-50563	43-0577980

(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification Number)
Incorporation)

2815 Scott Avenue
St. Louis, Missouri	63103

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(314) 621-0699

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 9. Regulation FD Disclosure and Item 12. Results of Operation and Financial Condition.
SIGNATURE
EXHIBIT INDEX
Press Release
Excerpts from Conference Call Webcast

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit Number	Description of Exhibits
99.1	Registrant’s August 9, 2004 Press Release announcing its financial results for the second quarter of fiscal 2004.
99.2	Excerpts From Registrant’s Conference Call Webcast on August 9, 2004 relating to second quarter fiscal 2004 financial results, business developments and future outlook.

Item 9. Regulation FD Disclosure and Item 12. Results of Operation and Financial Condition.

Press Release – Financial Results for First Quarter 2004

On August 9, 2004, a press release was issued regarding financial results of Bakers Footwear Group, Inc. (BKRS) for the second quarter of fiscal 2004. A copy of this press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Conference Call Webcast – Financial Results for Second Quarter, Business Developments and Future Outlook

On August 9, 2004 at 10:00 a.m. Eastern Time, a live conference call was broadcasted via the internet at www.kcsa.com to discuss the financial results, business developments and future outlook of Bakers Footwear Group, Inc. for the second quarter of fiscal 2004. Excerpts from the transcript of this conference call are furnished with this Current Report on Form 8-K as Exhibit 99.2.

Oral statements made via the conference call included a non-GAAP financial measure as such term is defined in Regulation G under the rules of the Securities and Exchange Commission. While the Registrant believes this non-GAAP financial measure is useful in evaluating the company, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. The excerpts from the conference call furnished with this Current Report as Exhibit 99.2 provide a reconciliation of the non-GAAP financial measure to the most directly comparable financial measures calculated in accordance with GAAP.

In the oral statements made during the live broadcast, the company used the following non-GAAP financial measure: net income in the first half of 2004 excluding a non-recurring benefit of approximately $1.0 million from the recognition of deferred tax assets resulting from the company’s conversion to a C corporation from a subchapter S corporation at the beginning of fiscal 2004.

Management believes that presentation of the non-GAAP financial measure provides useful information to investors regarding the Registrant’s financial condition and results of operations for the following reasons: The non-recurring gain of approximately $1.0 million from the recognition of deferred tax assets resulting from the company’s conversion to a C corporation from a subchapter S corporation at the beginning of fiscal 2004 is not typical or the result of store operations. Management believes that it is useful for an investor for the Registrant to present the

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first half net income without this unusual gain in order to make comparisons to other periods more comparable with respect to the ongoing business of the Registrant.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKERS FOOTWEAR GROUP, INC. (Registrant)
Date: August 12, 2004	By:	/s/ PETER A. EDISON
Peter A. Edison
Chairman of the Board and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description of Exhibits
99.1	Registrant’s August 9, 2004 Press Release announcing its financial results for the second quarter of fiscal 2004.

99.2	Excerpts From Registrant’s Conference Call Webcast on August 9, 2004 relating to second quarter fiscal 2004 financial results, business developments and future outlook.

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